Exhibit 10.1

SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT is entered into as of August 31, 2015 among COLUMBIA SPORTSWEAR COMPANY, an Oregon corporation ("Borrower"), WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent and as a Lender, and BANK OF AMERICA, N.A., as a Lender.

RECITALS

Borrower, Administrative Agent and Lenders are parties to that certain Credit Agreement dated June 15, 2010 (as previously amended, the "Credit Agreement") and desire to amend the Credit Agreement in the manner set forth below.  All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Borrower, Administrative Agent and Lenders hereby agree as follows:

1.Section 1.1.    The defined term “Maturity Date” in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

“Maturity Date” means July 1, 2020.

2.Ratification.    Except as otherwise provided in this Sixth Amendment, all of the provisions of the Credit Agreement are hereby ratified and confirmed and shall remain in full force and effect.

3.One Agreement.    The Credit Agreement, as modified by the provisions of this Sixth Amendment, shall be construed as one agreement.

4.Effective Date.   This Sixth Amendment shall be effective as of the date first written above upon the execution and delivery by the parties of this Sixth Amendment and the Guarantor’s execution and delivery of the Consent and Acknowledgement set forth below.

5.Counterparts.    This Sixth Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Sixth Amendment by fax or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Sixth Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, this Sixth Amendment to Credit Agreement has been duly executed and delivered as of the date first written above.

BORROWER:	COLUMBIA SPORTSWEAR COMPANY By: /s/ THOMAS B. CUSICK Title: Chief Financial Officer
ADMINISTRATIVE AGENT and LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s/ JAMES L. FRANZEN James L. Franzen, Senior Vice President
LENDER:	BANK OF AMERICA, N.A. By: /s/ MARGARET M. WILLER Margaret M. Willer, Senior Vice President

CONSENT AND ACKNOWLEDGMENT OF GUARANTOR

Columbia Sportswear USA Corporation hereby (a) acknowledges receipt of a copy of the foregoing Sixth Amendment to Credit Agreement and consents to the modification of the Credit Agreement contained therein, (b)  reaffirms its obligations and waivers under its Continuing Guaranty dated as of June 15, 2010 and (c) acknowledges that its obligations under its Continuing Guaranty are legal, valid and binding obligations enforceable in accordance with their terms and that it has no defense, offset, claim or counterclaim with respect to any of its obligations thereunder.

IN WITNESS WHEREOF, Columbia Sportswear USA Corporation has duly executed and delivered this Consent and Acknowledgment as of August 31, 2015.

GUARANTOR:	COLUMBIA SPORTSWEAR USA CORPORATION By: /s/ THOMAS B. CUSICK Title: Chief Financial Officer